UACSC 98-D
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 12/31/98

PRINCIPAL BALANCE RECONCILIATION                                       D O L L A R S
                                                  CLASS A-1      CLASS A-2        CLASS A-3        CLASS A-4        CLASS A-5
                                                -------------    -------------   -------------    -------------   -------------
Original Principal Balance                       58,925,000.00    60,250,000.00    75,800,000.00    36,450,000.00    44,488,594.18
Beginning Period Principal Balance               48,572,248.48    60,250,000.00    75,800,000.00    36,450,000.00    44,488,594.18
Principal Collections - Scheduled Payments        3,452,540.86                -                -                -                -
Principal Collections - Payoffs                   4,560,084.49                -                -                -                -
Principal Withdrawal from Payahead                    1,481.97                -                -                -                -
Gross Principal Charge Offs                          36,204.19                -                -                -                -
Repurchases                                                  -                -                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------
Ending Balance                                   40,521,936.97    60,250,000.00    75,800,000.00    36,450,000.00    44,488,594.18
                                                 =============    =============    =============    =============    =============


Certificate Factor                                   0.6876867        1.0000000        1.0000000        1.0000000        1.0000000
Pass Through Rate                                       5.3630%          5.6250%          5.7500%           5.810%           5.960%


PRINCIPAL BALANCE RECONCILIATION                                       NUMBERS
                                                   TOTAL CLASS A's
                                                   --------------      ------
Original Principal Balance                         275,913,594.18      19,733
Beginning Period Principal Balance                 265,560,842.66      19,216
Principal Collections - Scheduled Payments           3,452,540.86
Principal Collections - Payoffs                      4,560,084.49         364
Principal Withdrawal from Payahead                       1,481.97
Gross Principal Charge Offs                             36,204.19           2
Repurchases                                                     -
                                                   --------------      ------
Ending Balance                                     257,510,531.15      18,850
                                                   ==============      ======


Certificate Factor                                      0.9333014
Pass Through Rate                                          5.6818%

CASH FLOW RECONCILIATION

Principal Wired                                                    8,023,144.88
Interest Wired                                                     2,660,031.13
Withdrawal from Payahead Account                                       2,855.90
Repurchases (Principal and Interest)                                          -
Charge Off Recoveries                                                    356.98
Interest Advances                                                     47,951.90
Certificate Account Interest Earned                                   30,573.96
Spread Account Withdrawal                                                     -
Class A Policy Draw for Class A Principal or Interest                         -
                                                                 --------------

Total Cash Flow                                                   10,764,914.75
                                                                 ==============


TRUSTEE DISTRIBUTION  (1/8/99)

Total Cash Flow                                                   10,764,914.75
Unrecovered Advances on Defaulted Receivables                             55.36
Servicing Fee (Due and Unpaid)                                                -
Interest to Class A-1 Certificateholders                             224,313.39
Interest to Class A-2 Certificateholders                             282,421.88
Interest to Class A-3 Certificateholders                             363,208.33
Interest to Class A-4 Certificateholders                             176,478.75
Interest to Class A-5 Certificateholders                             220,960.02
Principal to Class A-1 Certificateholders                          8,050,311.51
Principal to Class A-2 Certificateholders                                     -
Principal to Class A-3 Certificateholders                                     -
Principal to Class A-4 Certificateholders                                     -
Principal to Class A-5 Certificateholders                                     -
Insurance Premium                                                     28,826.87
Interest Advance Recoveries from Payments                             12,789.11
Unreimbursed draws on Class A's Policy for Class A Principal                  -
Deposit to Payahead                                                   11,593.26
Certificate Account Interest to Servicer                              30,573.96
Payahead Account Interest to Servicer                                     36.79
Excess                                                             1,363,345.52
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============


Servicing Fee Retained from Interest Collections                     221,300.70

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                              -
Beginning Balance                                                    599,711.45
Trustee Distribution of Excess                                     1,363,345.52
Interest Earned                                                        1,902.50
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                             -
                                                                 --------------
Ending Balance                                                     1,964,959.47
                                                                 ==============

Required Balance                                                   4,138,703.91


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                  12,416,111.74
Beginning Balance                                                 11,350,526.47
Reduction Due to Spread Account                                  (1,365,248.02)
Reduction Due to Principal Reduction                               (362,264.02)
                                                                 --------------
Ending Balance                                                     9,623,014.43
                                                                 ==============

First Loss Protection Required Amount                              9,623,014.44
First Loss Protection Fee %                                               2.00%
First Loss Protection Fee                                             16,572.97



POLICY  RECONCILIATION


Original Balance                                                 275,913,594.18
Beginning Balance                                                266,187,766.86
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   266,187,766.86
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              257,034,254.76
                                                                 ==============
Required Balance                                                 257,034,254.76


PAYAHEAD RECONCILIATION


Beginning Balance                                                     11,597.99
Deposit                                                               11,593.26
Payahead Interest                                                         36.79
Withdrawal                                                             2,855.90
                                                                 --------------
Ending Balance                                                        20,372.14
                                                                 ==============

CURRENT DELINQUENCY
                                          GROSS
   # PAYMENTS DELINQUENT     NUMBER      BALANCE       PRINCIPAL      INTEREST
   ---------------------     ------      -------       ---------      --------
1 Payment                     264      3,188,829.27     43,257.15    39,417.15
2 Payments                     61        727,848.87     19,166.69    18,216.95
3 Payments                      1          7,129.43        311.27       199.24
                              ---      ------------     ---------    ---------
Total                         326      3,923,807.57     62,735.11    57,833.34
                              ===      ============     =========    =========

Percent Delinquent          1.729%            1.524%




DELINQUENCY RATE (60+)
                                                 RECEIVABLE
                                END OF PERIOD   DELINQUENCY
   PERIOD         BALANCE       POOL BALANCE        RATE
   ------         -------       ------------        ----
Current          734,978.30    257,510,531.15       0.29%
1st Previous      27,704.77    265,560,842.66       0.01%
2nd Previous              -                 -       0.00%



NET LOSS RATE

                                                                                     DEFAULTED
                                                 LIQUIDATION        AVERAGE           NET LOSS
   PERIOD                          BALANCE        PROCEEDS        POOL BALANCE      (ANNUALIZED)
   ------                          -------        --------        ------------      ------------
Current                           36,204.19           356.98      261,535,686.91       0.16%
1st Previous                      26,609.22           380.92      270,737,218.42       0.12%
2nd Previous                              -                -                   -       0.00%


Gross Cumulative Charge Offs      62,813.41                       Net Cumulative
Gross Liquidation Proceeds           737.90                          Loss Percentage   0.02%
Number of Repossessions                   2
Number of Inventoried Autos EOM           1

EXCESS YIELD TRIGGER
                                                      EXCESS YIELD
                     EXCESS          END OF PERIOD     PERCENTAGE
   PERIOD             YIELD          POOL BALANCE     (ANNUALIZED)
   ------             -----          ------------     ------------
Current          1,387,820.04      257,510,531.15            6.47%
1st Previous       611,309.44      265,560,842.66            2.76%
2nd Previous                -                   -            0.00%

                                                CURRENT
                                                 LEVEL     TRIGGER     STATUS
                                                 -----     -------     ------
Six Month Average Excess Yield                    N/A       1.50%        N/A

Trigger Hit in Current or any Previous Month                             NO



DATE:   1/8/99                   /s/ Ashley Vukovits
                                 ------------------------------
                                 ASHLEY VUKOVITS
                                 FINANCE OFFICER